UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

SOTERA HEALTH COMPANY

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! SOTERA HEALTH COMPANY 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET SOTERA HEALTH COMPANY 9100 SOUTH HILLS BLVD, SUITE 300 BROADVIEW HEIGHTS, OH 44147 D76548-P68172 You invested in SOTERA HEALTH COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 26, 2022 9:00 a.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SHC2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Elect the following Class II nominees for director to hold ofﬁce until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualiﬁed: Nominees: 1a. Ruoxi Chen For 1b. David A. Donnini For 1c. Ann R. Klee For 2. Approve, on an advisory basis, the frequency of future advisory votes to approve our named executive officers’ 1 Year compensation. 3. Ratiﬁcation of the appointment of Ernst & Young LLP as our independent auditors for 2022. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D76549-P68172